UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2026
________________________________________________________
NLIGHT, INC.
(Exact name of registrant as specified in its charter)
________________________________________________________

Delaware	001-38462	91-2066376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4637 NW 18th Avenue Camas, Washington		98607
(Address of principal executive offices)		(Zip Code)
(360) 566-4460
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock, par value $0.0001 per share	LASR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2026, the board of directors (the “Board”) of nLIGHT, Inc. (the “Company”), upon recommendation from the Nominating and Corporate Governance Committee of the Board, appointed Gerald M. Haines II as a Class I director, with a term expiring at the Company’s 2028 annual meeting of stockholders. The Board also has appointed Mr. Haines as a member of the Board’s Audit Committee.

Mr. Haines most recently served as Chief Financial Officer of Metabolon. Prior to that, he was Executive Vice President and CFO of Impulse Dynamics and, earlier, held multiple senior leadership roles at Mercury Systems, including CFO and head of corporate development, where he helped drive substantial revenue and earnings growth, operational scaling, and strategic acquisitions in the aerospace and defense sector. His earlier career includes executive roles at Verenium, Enterasys Networks, and Applied Extrusion Technologies, where he led major transactions, corporate restructurings, governance initiatives, and global operational programs. Mr. Haines holds a J.D. from Cornell Law School and a B.S. in Business Administration from Boston University.

No arrangement or understanding exists between Mr. Haines and any other person pursuant to which he was selected as a director. Furthermore, there are no transactions between Mr. Haines or any member of his immediate family, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K.

Mr. Haines will be compensated in accordance with the Company’s standard compensation policies and practices for the Board, the components of which were disclosed in “Outside Director Compensation Policy” section of the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the Securities and Exchange Commission on April 25, 2025. In addition, the Company will enter into its standard form of indemnification agreement with Mr. Haines.

A copy of the press release announcing Mr. Haines’s appointment to the Board is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated January 6, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NLIGHT, INC.
(Registrant)
Date:	January 6, 2026
		By:	/s/ JOSEPH CORSO
Joseph Corso
Chief Financial Officer